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Exhibit 10.9(b)

AMENDMENT NUMBER 2
TO THE

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST
MASTER INDENTURE

        THIS AMENDMENT NUMBER 2 TO THE COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST MASTER INDENTURE dated as of April 1, 2001, (this "Amendment") is among COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, as Issuer (the "Issuer"), a business trust organized under the laws of the State of Nevada and THE BANK OF NEW YORK, as Trustee (the "Indenture Trustee"), a New York banking corporation and CompuCredit Corporation, as Servicer (the "Servicer"), and amends that Master Indenture dated as of July 14, 2000 (as amended prior to the date hereof, the "Master Indenture") also among the Issuer, the Indenture Trustee and the Servicer.

RECITALS

        WHEREAS, the Issuer and the Servicer wish to amend the Master Indenture as provided herein in accordance with Section 9.01(b) of the Master Indenture and the Indenture Trustee, upon the receipt of the Issuer Order described in such Section 9.01(b), is willing to enter into such amendment upon the terms provided for herein,

        NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

        SECTION 1.    Amendments to the Satisfaction and Discharge Provisions.    Section 4.01 of the Master Indenture shall be and hereby is amended to read in its entirety as follows:

          Section 4.01.    Satisfaction and Discharge of this Indenture.

          This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.03, 3.08, 3.09, 3.11, 3.12 and 11.17, (e) the rights and immunities of the Indenture Trustee hereunder, including the rights of the Indenture Trustee under Section 6.07, and the obligations of the Indenture Trustee under Section 4.02, and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes when:

              (i)  either

              (A)  all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06, and (2) Notes for whose full payment money is held in trust by the Indenture Trustee and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

              (B)  all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                 (I)  have become due and payable;

                (II)  will become due and payable in full at the Stated Maturity Date for such Notes; or

              (III)  are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer;

and the Issuer, in the case of (I), (II) or (III) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee either from proceeds of another Series of Notes issued under this Indenture, collections of Principal Receivables allocated for such purpose or from other sources which do not include any amounts contributed directly or indirectly by or derived from funds of any Transferor, any Affiliate of a Transferor or an agent of a Transferor cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due at the Expected Principal Payment Date or later Payment Date, at the Stated Maturity Date for such Class or Series of Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to the applicable Indenture Supplement), as the case may be;

             (ii)  the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

            (iii)  the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

        SECTION 2.    Amendments to Provisions Related to the Sale of the Assets.

        (a)   Subsection (a) of Section 5.18 of the Master Indenture is hereby amended to read in its entirety as follows:

          (a)   If the Receivables are to be sold under the terms of Section 5.05(a)(ii), the Indenture Trustee shall unless another method of sale is directed by the holders of a majority of the Outstanding Notes, use its best efforts to sell, dispose or otherwise liquidate the Receivables by the solicitation of competitive bids and on terms equivalent to the best purchase offer as determined by the Indenture Trustee. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

        (b)   Subsection (c) of Section 5.18 of the Master Indenture is hereby amended to read in its entirety as follows:

          (c)   In its exercise of the foreclosure remedy pursuant to Section 5.05(a)(ii), the Indenture Trustee shall solicit bids from Permitted Assignees for the sale of Principal Receivables in an amount equal to the Allocation Amount of the accelerated Series of Notes at the time of sale and the related Finance Charge Receivables, as shall constitute a part of the Trust Estate. The Indenture Trustee shall sell such Receivables (or interests therein) to the bidder with the highest cash purchase offer. The proceeds of any such sale shall be applied in accordance with Section 5.05(b).

        SECTION 3.    Provisions Relating to Defeasance.    The introductory provisions and subsection (a) of Section 10.03 of the Master Indenture shall be and hereby are amended to read in their entirety as follows:

          The provisions of this Section 10.03 shall be applicable on a Series by Series basis and shall apply to a Series or Class of a Series only if the Indenture Supplement under which such Series is issued specifically provides for defeasance under this Section 10.03. If the relevant Indenture

  Supplement provides for defeasance under this Section 10.03, then, in addition to any other relevant provisions set forth in the Indenture Supplement, the following shall apply to that Series:

            (a)   the Issuer may at its option be discharged from its obligations with respect to any Series or Class (each, a "Defeased Series" or a "Defeased Class", as applicable) on the date the applicable conditions set forth in Section 10.03(c) are satisfied (a "Defeasance"); provided, however, that the following rights, obligations, powers, duties and immunities shall survive with respect to each Defeased Series or Defeased Class until otherwise terminated or discharged hereunder: (A) the rights of Holders of Notes of the Defeased Series or Defeased Class to receive, solely from the trust fund provided for in Section 10.03(c), payments in respect of principal of and interest on such Notes when such payments are due; (B) the Issuer's obligations with respect to such Defeased Series or Class under Sections 2.05, 2.06 and 10.02; (C) the rights, powers, trusts, duties and immunities of the Indenture Trustee, the Paying Agent and the Note Registrar hereunder; and (D) this Section 10.03 and Section 11.17.

        SECTION 4.    Master Indenture in Full Force and Effect as Amended.    Except as specifically amended hereby, all of the terms and conditions of the Master Indenture shall remain in full force and effect. All references to the Master Indenture in any other document or instrument shall be deemed to mean such Master Indenture as amended by this Amendment. This Amendment shall not constitute a novation of the Master Indenture, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Master Indenture, as amended by this Amendment, as though the terms and obligations of the Master Indenture were set forth herein.

        SECTION 5.    Counterparts.    This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

        SECTION 6.    Governing Law.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Master Indenture to be duly executed by their respective authorized officers as of the day and year first above written.

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, as Issuer
By:	WILMINGTON TRUST FSB, not in its individual capacity, but solely as Owner Trustee
By:
Name: Title:
THE BANK OF NEW YORK, as Indenture Trustee
By:
Name: Title:
COMPUCREDIT CORPORATION, as Servicer
By:
Name: Ashley L. Johnson Title: Chief Financial Officer

[Signature Page to Amendment Number 2 to the
Master Indenture]

Consented to, Accepted and Agreed:
BANK OF AMERICA, N.A, as Agent
By:

Name: Title:
FIRST UNION SECURITIES, INC., a Delaware corporation, as Deal Agent (Series 2000-Two)
By:

Name: Title:
FIRST UNION NATIONAL BANK, as Liquidity Agent
By:

Name: Title:
SUNTRUST EQUITABLE SECURITIES CORPORATION, a Tennessee corporation, as Deal Agent
By:

Name: Title:

[Consents Page to Amendment Number 2
to Master Indenture]

SUNTRUST BANK, a national banking association, as Liquidity Agent
By:

Name: Title:
BARCLAYS BANK PLC, as Administrative Agent
By:

Name: Title:

[CONSENTS PAGE TO AMENDMENT NUMBER 2
TO MASTER INDENTURE.]

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AMENDMENT NUMBER 2 TO THE COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST MASTER INDENTURE